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                      Filed Pursuant to Rule 497(e) as amended by Regulation S-T
                                                     File Nos. 811-6229;33-37783

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                                 GOVETT FUNDS

                         SUPPLEMENT DATED MAY 22, 1998
          TO THE INSTITUTIONAL CLASS PROSPECTUS DATED APRIL 17, 1998



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THE FOLLOWING SENTENCE HAS BEEN ADDED AS THE LAST SENTENCE OF THE SECOND
PARAGRAPH ON PAGE 20, IN THE SECTION DESCRIBING "WHO CAN BUY INSTITUTIONAL SHARES":

  "The Board of Directors may also authorize purchases of Institutional Class shares of any series of the Funds, with or without minimum investment waived, by shareholders of a mutual fund which was advised by AIB Govett or an affiliate and subsequently merged into a series of the Funds."